                                                                    EXHIBIT 25.1
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM T-1

STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                TRUSTEE PURSUANT TO SECTION 305(b)(2)_________

                                ---------------

                       U.S. TRUST COMPANY OF TEXAS, N.A.
              (Exact name of trustee as specified in its charter)

                                                             75-2353745
    (State of incorporation                                (I.R.S. employer
     if not a national bank)                              identification No.)


 2001 Ross Ave, Suite 2700                                       75201
       Dallas, Texas                                           (Zip Code)
   (Address of trustee's
principal executive offices)



                              Compliance Officer
                       U.S. Trust Company of Texas, N.A.
                           2001 Ross Ave, Suite 2700
                             Dallas, Texas  75201
                                (214) 754-1200
           (Name, address and telephone number of agent for service)

                                ---------------

                             Talton Holdings, Inc.
              (Exact name of obligor as specified in its charter)

          Delaware                                           75-2680266
(State or other jurisdiction of                           (I.R.S. employer
 incorporation or organization)                          identification No.)


  1209 North Carrier Parkway, Suite 30
        Grand Prairie, Texas                                    75050
(Address of principal executive offices)                      (Zip Code)

                                   AmeriTel
             (Exact name of guarantor as specified in its charter)


           Missouri                                         43-1581010
(State or other jurisdiction of                          (I.R.S. employer
 incorporation or organization)                         identification No.)

 1209 North Carrier Parkway, Suite 30
        Grand Prairie, Texas                                   75050
(Address of principal executive offices)                     (Zip Code)

                     Talton Telecommunications Corporation
             (Exact name of guarantor as specified in its charter)

           Alabama                                           63-0654966
(State or other jurisdiction of                           (I.R.S. employer
 incorporation or organization)                          identification No.)

 1209 North Carrier Parkway, Suite 30
         Grand Prairie, Texas                                   75050
(Address of principal executive offices)                      (Zip Code)


                  Talton Telecommunications of Carolina, Inc.
             (Exact name of guarantor as specified in its charter)


           Alabama                                            63-1093356
(State or other jurisdiction of                            (I.R.S. employer
 incorporation or organization)                           identification No.)

 1209 North Carrier Parkway, Suite 30
         Grand Prairie, Texas                                   75050
(Address of principal executive offices)                      (Zip Code)


                               Talton STC, Inc.
             (Exact name of guarantor as specified in its charter)


           Deleware                                            43-1782898
(State or other jurisdiction of                             (I.R.S. employer
 incorporation or organization)                            identification No.)

  1209 North Carrier Parkway, Suite 30
         Grand Prairie, Texas                                     75050
(Address of principal executive offices)                        (Zip Code)

                             Talton Invision, Inc.
             (Exact name of guarantor as specified in its charter)

           Deleware                                             75-2722144
(State or other jurisdiction of                              (I.R.S. employer
 incorporation or organization)                             identification No.)

 1209 North Carrier Parkway, Suite 30
     Grand Prairie, Texas                                          75050
(Address of principal executive offices)                         (Zip Code)

                                ---------------

                           11% Senior Notes due 2007
                      (Title of the indenture securities)


--------------------------------------------------------------------------------

                                    GENERAL

1.   General Information.
     -------------------

     Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                Federal Reserve Bank of Dallas (11th District), Dallas, Texas
                      (Board of Governors of the Federal Reserve System)
                Federal Deposit Insurance Corporation, Dallas, Texas
                The Office of the Comptroller of the Currency, Dallas, Texas

     (b) Whether it is authorized to exercise corporate trust powers.

                The Trustee is authorized to exercise corporate trust powers.

2.   Affiliations with Obligor and Underwriters.
     ------------------------------------------

     If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

     None.

3.   Voting Securities of the Trustee.
     --------------------------------

     Furnish the following information as to each class of voting securities of the Trustee:


                            As of December 9, 1997


--------------------------------------------------------------------------------
                Col A.                                        Col B.

--------------------------------------------------------------------------------

            Title of Class                               Amount Outstanding

--------------------------------------------------------------------------------

     Capital Stock - par value $100 per share 5,000 shares

4.   Trusteeships under Other Indentures.
     -----------------------------------

     Not Applicable

5.   Interlocking Directorates and Similar Relationships with the Obligor or
     -----------------------------------------------------------------------
     Underwriters.
     ------------

     Not Applicable

6.  Voting Securities of the Trustee Owned by the Obligor or its Officials.
    -----------------------------------------------------------------------

    Not Applicable

7.  Voting Securities of the Trustee Owned by Underwriters or their Officials.
    --------------------------------------------------------------------------

    Not Applicable

8.  Securities of the Obligor Owned or Held by the Trustee.
    -------------------------------------------------------

    Not Applicable

9.  Securities of Underwriters Owned or Held by the Trustee.
    --------------------------------------------------------

    Not Applicable

10. Ownership or Holdings by the Trustee of Voting Securities of Certain
    --------------------------------------------------------------------
    Affiliates or Security Holders of the Obligor.
    ----------------------------------------------

    Not Applicable

11. Ownership or Holdings by the Trustee of any Securities of a Person Owning
    -------------------------------------------------------------------------
    50 Percent or More of the Voting Securities of the Obligor.
    -----------------------------------------------------------

    Not Applicable

12. Indebtedness of the Obligor to the Trustee.
    -------------------------------------------

    Not Applicable

13. Defaults by the Obligor.
    ------------------------

    Not Applicable

14. Affiliations with the Underwriters.
    -----------------------------------

    Not Applicable

15. Foreign Trustee.
    ----------------

    Not Applicable

16. List of Exhibits.
    -----------------

    T-1.1  -  A copy of the Articles of Association of U.S. Trust Company of
              Texas, N.A.. incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 22-21897.

16.  (con't.)

    T-1.2 - A copy of the certificate of authority of the Trustee to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.3 - A copy of the authorization of the Trustee to exercise corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.4 - A copy of the By-laws of the U.S. Trust Company of Texas, N.A.. as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.6  -  The consent of the Trustee required by Section 321(b) of the Trust
              Indenture Act of 1939.

    T-1.7 - A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.


                                     NOTE

As of December 9, 1997, the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of December 4, 1997, U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation. U.S. Trust Corporation had outstanding 9,752,781 shares of $5 par value Common Stock as of December 9, 1997.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10 and 11 refers to each of U.S Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

In as much as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11, the answers to said Items are based upon incomplete information. Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.


                               ----------------

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 9th day of December, 1997.


                                              U.S. Trust Company
                                              of Texas, N.A., Trustee



                                              By: /s/ John C. Stohlmann
                                                 ----------------------------
                                                  John Stohlmann
                                                  Vice President

                                                                   Exhibit T-1.6



                              CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of Talton Holdings, Inc. 11% Senior Notes due 2007, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.



                                              U.S. Trust Company of Texas, N.A.



                                              By:  /s/ John C. Stohlmann
                                                 ------------------------------
                                                  John Stohlmann
                                                  Vice President

                                                       Board of Governors of the Federal Reserve System
                                                       OMB Number:  7100-0036
                                                       Federal Deposit Insurance Corporation
                                                       OMB Number:  3064-0052
                                                       Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council     OMB Number:  1557-0081
                                                       Expires March 31, 2000

----------------------------------------------------------------------------------------------------------
                                                       Please Refer to Page i,
(LOGO)                                                 (1)
                                                       Table of Contents, for
                                                       the required disclosure
                                                       of estimated burden
----------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF LESS THAN $100 MILLION - - FFIEC 034


REPORT AT THE CLOSE OF BUSINESS September 30, 1997

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

                (970331)
                --------
               (RCRI 9999)

This report form is to be filed by banks with domestic offices only. Banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities must file FFIEC 031.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,      Alfred B. Childs, SVP & Cashier
   ------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/     Alfred B. Childs
------------------------
  Signature of Officer Authorized to Sign Report

10/15/97
------------------------
 Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: these instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/     Stuart M. Pearman
-------------------------
 Director (Trustee)

/s/     J.T. Moore
------------------
  Director (Trustee)

/s/     Peter J. Denker
-----------------------
  Director (Trustee)

--------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

--------------------------------------------------------------------------------
FDIC Certificate Number ____________
                        (RCRI 9050)

                                                                        09-30-97
Banks should affix the address label in this space.

U. S. Trust Company of Texas, National Association
--------------------------------------------------
Legal Title of Bank (TEXT 9010)

2001 Ross Avenue, Suite 2700
----------------------------
City (TEXT 9130)

Dallas, TX                                   75201
--------------------------------------------------
State Abbrev. (TEXT 9200)                      ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

U.S. Trust Company of Texas, N.A.                    Call Date:     09/30/97          State #:   6797         FFIEC  034
2100 Ross Avenue, Suite 2700                         Vendor ID:            D          Cert #:    33217        Page RC-2
Dallas, TX  75201                                    Transit #:     11101765

                                                                 ---------------
                                                                        9
                                                                 ---------------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR June 30, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                                                         C100
                                                                                                 Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
ASSETS
 1.    Cash and balances due from depository institutions:                                            RCON
                                                                                                      ----     ---------
       a.     Noninterest-bearing balances and currency and coin (1,2)___________ ______  _______     0081          882  1.a
                                                                                                               ---------
       b.     Interest bearing balances (3)______________________________________ ______  _______     0071          916  1.b
                                                                                                               ---------
 2.    Securities:
                                                                                                               ---------
       a.  Held-to-maturity securities (from Schedule RC-B, column A)____________ ______  _______     1754            0  2.a
                                                                                                               ---------
       b.  Available-for-sale securities (from Schedule RC-B, column D)__________ ______  _______     1773      128,787  2.b
                                                                                                               ---------
 3.    Federal funds sold (4) and securities purchased under agreements to resell:                    1350        6,000  3
                                                                                                               ---------
 4.    Loans and lease financing receivables:                                      RCON
                                                                                   ----   ---------
       a.  Loans and leases, net of unearned income (from Schedule RC-C)_________  2122     12,545                       4.a
                                                                                          ---------
       b.  LESS: Allowance for loan and lease losses_____________________________  3123        200                       4.b
                                                                                          ---------
       c.  LESS: Allocated transfer risk reserve_________________________________  3128          0                       4.c
                                                                                          ---------

       d.  Loans and leases, net of unearned income, allowance, and reserve                           RCON
                                                                                                      ----     ---------
            (item 4.a minus 4.b and 4.c)_________________________________________ ______  _______     2125       12,345  4.d
                                                                                                               ---------
 5.    Trading assets____________________________________________________________ ______  _______     3545            0  5.
                                                                                                               ---------
 6.    Premises and fixed assets (including capitalized leases)__________________ ______  _______     2145          694  6.
                                                                                                               ---------
 7.    Other real estate owned (from Schedule RC-M)______________________________ ______  _______     2150            0  7.
                                                                                                               ---------
 8.    Investments in unconsolidated subsidiaries and associated companies
       (from Schedule RC-M)______________________________________________________ ______  _______     2130            0  8.
                                                                                                               ---------
 9.    Customers' liability to this bank on acceptances outstanding______________ ______  _______     2155            0  9.
                                                                                                               ---------
10.    Intangible assets (from Schedule RC-M)____________________________________ ______  _______     2143            0  10.
                                                                                                               ---------
11.    Other assets (from Schedule RC-F)_________________________________________ ______  _______     2160        2,070  11.
                                                                                                               ---------
12.    a.  Total assets (sum of items 1 through 11)______________________________ ______  _______     2170      151,694  12.a
                                                                                                               ---------
       b.  Losses deferred pursuant to U.S.C. 1823(j)____________________________ ______  _______     0806            0  12.b
                                                                                                               ---------
       c.  Total assets and losses deferred pursuant to 12 U.S.C. 1823(j)
             (sum of items 12.a and 12.b)________________________________________ ______  _______     0807      151,694  12.c
                                                                                                               ---------

(1) Includes cash items in process of collection and unposed debits.
(2) The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, items 3.a and 3.b.
(3) Includes time certificates of deposit not held for trading.
(4) Report `term federal funds sold' in Schedule RC, item 4.a, `Loans and leases, net of unearned income,' and in Schedule RC-C, part 1.
(5) Report securities purchased under agreements to resell that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 3.a, `Federal funds sold.'

U.S. Trust Company of Texas, N.A.                          Call Date:      06/30/97       State #:   6797         FFIEC  034
2100 Ross Avenue, Suite 2700                               Vendor ID:             D       Cert #:    33217       Page RC-2
Dallas, TX  75201                                          Transit #:      11101765

                                                                                                                ---------------
                                                                                                                      10
                                                                                                                ---------------



Schedule RC - Continued
                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.    Deposits:
       a.  In domestic offices (sum of totals of                                                      RCON
                                                                                                      ----     ---------
            columns A and C from Schedule RC-E)________________________________    RCON               2200      116,013  13.a
                                                                                   ----                        ---------
                                                                                          ---------
            (1)  Noninterest-bearing (1)_______________________________________    6631      8,660                       13.a.1
                                                                                          ---------
            (2)  Interest-bearing______________________________________________    6636    107,353
                                                                                          ---------
       b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs
            (1) Noninterest-bearing____________________________________________
            (2) Interest-bearing_______________________________________________
                                                                                                               ---------
14.    Federal funds purchased(2) and securities sold under agreements to                             RCON            0  14
                                                                                                      ----
       repurchase:                                                                                    2800
                                                                                                               ---------
15.    a.    Demand notes issued to the U.S. Treasury___________________________________  _______     2840            0  15.a
                                                                                                               ---------
       b.    Trading liabilities________________________________________________________  _______     3548            0  15.b
                                                                                                               ---------
16.    Other borrowed money:
                                                                                                               ---------
       a.  With a remaining maturity of one year or less_______________________   ______  _______     2332        7,000  16.a
                                                                                                               ---------
       b.  With a remaining maturity of more than one year through three years__  ______  _______     A547        1,000  16.b

                                                                                                               ---------
       c. With a remaining maturity of more than three years_________________     ______  _______     A548        3,000  16.c
17.    Not applicable
18.    Bank's liability on acceptances executed and outstanding__________________ ______  _______     2920            0  18.
                                                                                                               ---------
19.    Subordinated notes and debentures________________________________________  ______  _______     3200            0  19.
                                                                                                               ---------
20.    Other liabilities (from Schedule RC-G)____________________________________ ______  _______     2930        1,990  20.
                                                                                                               ---------
21.    Total liabilities (sum of items 13 through 20)____________________________ ______  _______     2948      129,003  21.
22.    Not applicable

EQUITY CAPITAL
                                                                                                              ---------
                                                                                                      RCON       7,000  23.
                                                                                                      ----
23.    Perpetual preferred stock and related surplus_____________________________ ______   ______     3838
                                                                                                              ---------
24.    Common stock______________________________________________________________ ______   ______     3230         500  24.
                                                                                                              ---------
25.    Surplus (exclude all surplus related to preferred stock)__________________ ______   ______     3839       8,384  25.
                                                                                                              ---------

26.    a.    Undivided profits and capital reserves______________________________ ______   ______     3632       6,512  26.a
                                                                                                              ---------
       b.    Net unrealized holding gains (losses) on available-for-sale securities_____   ______     8434         295  26.b
                                                                                                              ---------
27.    Cumulative foreign currency translation adjustments______________________________
                                                                                                              ---------
28.    a.    Total equity capital (sum of items 23 through 27)___________________ ______   ______     3210      22,691  28.a
                                                                                                              ---------
       b.    Losses deferred pursuant to 12 U.S.C. 1823(j)______________________  ______   ______     0306           0  28.b
                                                                                                              ---------
       c.    Total equity capital and losses deferred pursuant to 12 U.S.C. 1823(j)
             (sum of items 28.a and 28.b)_______________________________________  ______   ______    3559      22,691  28.c
                                                                                                              ---------
29.    Total liabilities, limited-life preferred stock, equity capital, and losses deferred
       pursuant to 12 U.S.C. 1823(j) (sum of items 21, 22, and 28.c)____________  ______   ______    2257     151,694  29.
                                                                                                              ---------

Memorandum
   To be reported only with the March Report of Condition.
                                                                                                              ---------
 1.  Indicate in the box at the right the number of the statement below that best describes the      RCON
     most comprehensive level of auditing work performed for the bank by independent external        ----
     auditors as of any date during 1995______________________________________________________       6724         N/A  M.1
                                                                                                              ---------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work



(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report "term federal funds purchased" in Schedule RC, item 16, `Other borrowed money.'
(3) Report securities sold under agreements to repurchase that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 14.a, `Federal funds purchased.'